UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2006 (July 27, 2006)

Realogy Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32852	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Campus Drive Parsippany, NJ		07054
(Address of Principal Executive Offices)		(Zip Code)

(973) 407-2000

(Registrant’s telephone number, including area code)

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the previously announced plan by Cendant Corporation (“Cendant”) to distribute on July 31, 2006 all of the common stock of Realogy Corporation (“Realogy”) to stockholders of Cendant, Realogy has entered into definitive agreements with Cendant, Wyndham Worldwide Corporation (“Wyndham”) and Travelport Inc. (“Travelport”) that, among other things, set forth the terms and conditions of the separation of Realogy from Cendant and provide a framework for Realogy’s relationships with Cendant, Wyndham and Travelport after the separation. A summary of certain important features of the material agreements, which are referenced below, can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Cendant, Wyndham Worldwide and Travelport” in Realogy’s information statement, which was attached as Exhibit 99.1 to Realogy’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 19, 2006 (the “Information Statement”) and is incorporated by reference into this item.

Separation and Distribution Agreement

On July 27, 2006, Realogy entered into a Separation and Distribution Agreement that sets forth the agreements among Realogy, Cendant, Wyndham and Travelport regarding the principal transactions necessary to effect the separation of Realogy from Cendant. It also sets forth other agreements that govern certain aspects of Realogy’s ongoing relationships with Cendant, Wyndham and Travelport after the completion of the separation of Realogy. A copy of the Separation and Distribution Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference into this item.

Transition Services Agreement

On July 27, 2006, Realogy entered into a Transition Services Agreement with Cendant, Wyndham and Travelport to provide Realogy, Wyndham and Travelport with an orderly transition to being independent from Cendant. Under the Transition Services Agreement, Realogy will provide Cendant, Wyndham and Travelport with various services, including services relating to human resources and employee benefits, payroll, financial systems management, treasury and cash management, accounts payable services, telecommunications services and information technology services. Under the Transition Services Agreement, Realogy will also receive services from Cendant, Wyndham and Travelport. A copy of the Transition Services Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference into this item.

Tax Sharing Agreement

On July 28, 2006, Realogy entered into a Tax Sharing Agreement with Cendant, Wyndham and Travelport that governs the parties’ respective rights, responsibilities and obligations after the separation of Realogy from Cendant with respect to taxes, including ordinary course of business taxes and taxes, if any, incurred as a result of any failure of any distribution of all of the stock of Realogy or Wyndham (or Travelport if the sale of Travelport is not completed and the common stock of Travelport is distributed) to qualify as a tax-free distribution for U.S. federal income tax purposes within the meaning of Section 355 of the Internal Revenue Code of 1986, as amended. A copy of the Tax Sharing Agreement is attached hereto as Exhibit 10.2 and is incorporated by reference into this item.

Approval of Performance Goals in Respect of the 2006 Long-Term Awards

As previously disclosed in Realogy’s Information Statement, the Cendant Corporation Compensation Committee (the “Cendant Committee”) approved on May 2, 2006 (June 15, 2006 for Mr. Smith) equity incentive awards that vest upon Realogy’s attainment of pre-established performance goals relating to Realogy’s financial success (“Realogy Performance Goals”), subject to and effective upon

Realogy’s separation from Cendant, for the following of Realogy’s executive officers: Messrs. Smith, Hull, Perriello, Casey, Zipf and Kelleher (the “Equity Awards”). The Cendant Committee approved such Equity Awards subject to Realogy’s Compensation Committee establishing such Realogy Performance Goals and further subject to Realogy’s separation from Cendant.

On July 26, 2006, Realogy’s Compensation Committee established and approved the Realogy Performance Goals. The Realogy Performance Goals are intended to be consistent with Realogy’s previously disclosed drivers of long-term growth. In addition, the Equity Awards will vest upon the death or disability of the officer, or in the event of a change in control of Realogy.

The Realogy Performance Goals will provide for full vesting of the Equity Awards in the event that Realogy demonstrates an annualized rate of growth of adjusted earnings per share from the performance base year to the performance results year of either (i) 500 basis points greater than macroeconomic factors relating to the U.S. residential real estate industry (combining the effect of the annual increase in average home sales price and the increase in the number of home sales, in each case as reported by the National Association of Realtors and Fannie Mae) or (ii) 15% (regardless of the macroeconomic factors). No vesting will occur in the event of zero or negative growth in annualized adjusted earnings per share growth regardless of the macroeconomic factors). The performance base year will be the twelve months ending June 30, 2007, and the performance results year will be the twelve months ending June 30, 2009. Reported earnings per share for those periods will be adjusted to remove the effect of the Cendant separation-related expenses (including expenses imposed on us pursuant to separation agreements with Cendant) and the effect of “pendings and listings” amortization of acquired real estate brokerage companies reflected in Realogy’s reported earnings. In addition, earnings per share will be adjusted to normalize the effect on earnings of equity incentive programs which Realogy expects to be lower in the performance base year and higher in the performance results year.

Subject to above, partial vesting of the Equity Awards will occur on a proportional basis in the event of partial attainment of the Realogy Performance Goals. However, in the event that adjusted earnings per share growth is less than 15% annually, no vesting will occur unless Realogy’s adjusted earnings per share demonstrates annualized growth of at least 100 basis points greater than the macroeconomic factor (250 basis points for Mr. Smith). Also, no vesting will occur unless and until Realogy’s Compensation Committee certifies the results of the Realogy Performance Goals.

The Equity Grants will be in the form of restricted stock units (other than Mr. Smith’s Equity Grant which will be solely in the form of a stock appreciation right). Each of the Equity Grants will have a value of $1 million as of the grant date ($3 million for Mr. Smith). The number of shares underlying the grants will be determined based upon the last trade on August 1, 2006 (our first day of “regular way” trading), and additionally using a Black-Scholes valuation model with respect to stock appreciation rights.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

Pursuant to the Separation and Distribution Agreement, on July 27, 2006, Realogy drew approximately $600 million under its term loan facility and approximately $300 million under its $1,050 million revolving credit facility pursuant to its $1,650 million credit facility entered into on May 26, 2006 (the agreement pursuant to which such facility was entered into is referred to herein as the “Credit Agreement”). Realogy also drew approximately $1,325 million pursuant to its $1,325 million interim loan facility entered into on May 26, 2006 (the agreement pursuant to which such facility was entered into is referred to herein as the “Interim Loan Agreement”). On July 27, 2006, Realogy used the proceeds drawn under the Credit Agreement and the Interim Loan Agreement to fund the transfer of approximately

$2,225 million to Cendant solely for the purpose of repaying certain indebtedness of Cendant.

Certain important features of the Credit Agreement and the Interim Loan Agreement are described in the section entitled “Description of Material Indebtedness” in Realogy’s Information Statement, which is incorporated by reference into this item. In addition, the Credit Agreement and the Interim Loan Agreement were attached as Exhibits 10.38 and 10.39, respectively, to Realogy’s Registration Statement on Form 10, as amended, filed with the Securities and Exchange Commission on April 3, 2006 and are incorporated by reference into this item.

As previously announced, upon the completion of a sale of Travelport by Cendant, Cendant will be required to promptly contribute a significant amount of the proceeds (after taxes, fees and expenses and retirement of Travelport’s borrowings) to Realogy and Wyndham in order to reduce Realogy’s and Wyndham’s initial indebtedness. On July 27, 2006, Wyndham borrowed and distributed to Cendant $1,360 million and Travelport borrowed and distributed to Cendant $1,900 million. With respect to the amount borrowed by Travelport, such amount represents approximately $100 million more than previously assumed to be incurred by Travelport, as discussed in the Information Statement (which additional borrowing amount would reduce the amount of cash proceeds to be received by Realogy upon the sale of Travelport by approximately $100 million absent any other adjustments (positive or negative) described in the Information Statement). The actual amount of cash proceeds that Realogy receives upon the sale of Travelport may be more or less than the $1,475 million estimated to received by Realogy in the Information Statement, such that Realogy’s indebtedness after giving effect to the receipt of such proceeds may be more or less than $750 million, depending on the adjustments to the purchase price at the closing of the Travelport sale, the impact of the additional Travelport borrowing amount discussed above, the amount of expenses, taxes and other payments incurred in connection with such sale, and the other uses of proceeds that have priority over contributions to Realogy, in each case as more fully described in the section entitled “Certain Relationships and Related Party Transactions—Sale of Travelport” in the Information Statement. In addition, it is expected that Realogy will have approximately $80 million in cash and cash equivalents at the time of its separation from Cendant. There can be no assurance that the closing of the Travelport sale will occur or that if it does occur that Realogy will receive the full amount of the cash proceeds it currently expects to receive.

Item 7.01	Regulation FD Disclosure.

The information included in Items 1.01 and 2.03 of this Current Report on Form 8-K is incorporated by reference into this item.

Forward Looking Statements

This Current Report on Form 8-K contains or incorporates by reference certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

Realogy cannot provide any assurances that any of the proposed transactions relating to Cendant’s separation plan that may impact Realogy, such as the proposed sale of Travelport, will be completed, and can give no assurances as to the terms on which such transactions will be consummated. The sale of Travelport is subject to certain conditions precedent as described in the purchase agreement relating to such sale.

Various factors that could affect Realogy’s future results and could cause actual results to differ materially from those expressed in such forward-looking statements include but are not limited to: adverse developments in general business, economic and political conditions or any outbreak or escalation of hostilities on a national, regional or international basis; a decline in the number of home sales and/or prices; competition in Realogy’s existing and future lines of business and the financial resources of competitors; Realogy’s failure to comply with regulations and any changes in regulations; seasonal fluctuation in the residential real estate brokerage business; local and regional conditions in the areas where Realogy’s franchisees and brokerage operations are located; Realogy’s failure to complete future acquisitions or to realize anticipated benefits from completed acquisitions; actions by Realogy’s franchisees that could harm Realogy’s business; Realogy’s inability to access capital and/or asset-backed markets on a favorable basis; the loss of any of Realogy’s senior management; risks inherent in operating in foreign countries, including exposure to local economic conditions, government regulation, currency restrictions and other restraints, changes in tax laws, expropriation, political instability and diminished ability to legally enforce Realogy’s contractual rights; Realogy’s failure to provide fully integrated disaster recovery technology solutions in the event of a disaster or other business interruption; the final resolutions or outcomes with respect to Cendant’s contingent and other corporate liabilities and any related actions for indemnification made pursuant to the Separation and Distribution Agreement; a failure by Cendant to complete the sale of Travelport, to receive gross cash proceeds of $4,300 million (which purchase price is subject to adjustment) or to contribute to us all or a portion of the proceeds that Realogy expects to receive; Realogy’s inability to operate effectively as a stand-alone, publicly traded company; and the costs associated with becoming compliant with the Sarbanes-Oxley Act of 2002 and the consequences of failing to implement effective internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002 by the date that Realogy must comply with that section of the Sarbanes-Oxley Act.

In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward looking statements are specified in Realogy’s Information Statement, including under headings such as “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Except for Realogy’s ongoing obligations to disclose material information under the federal securities laws, Realogy undertakes no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

2.1	Separation and Distribution Agreement by and among Cendant Corporation, Realogy Corporation, Wyndham Worldwide Corporation and Travelport Inc., dated as of July 27, 2006

10.1	Transition Services Agreement among Cendant Corporation, Realogy Corporation, Wyndham Worldwide Corporation and Travelport Inc., dated as of July 27, 2006

10.2	Tax Sharing Agreement among Cendant Corporation, Realogy Corporation, Wyndham Worldwide Corporation and Travelport Inc., dated as of July 28, 2006

10.3	Form of Award Agreement — Restricted Stock Units

10.4	Form of Award Agreement — Stock Appreciation Rights

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY CORPORATION

By:	/s/ C. Patteson Cardwell, IV
C. Patteson Cardwell, IV Executive Vice President, General Counsel and Secretary

Date: July 31, 2006

EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement by and among Cendant Corporation, Realogy Corporation, Wyndham Worldwide Corporation and Travelport Inc., dated as of July 27, 2006

10.1	Transition Services Agreement among Cendant Corporation, Realogy Corporation, Wyndham Worldwide Corporation and Travelport Inc., dated as of July 27, 2006

10.2	Tax Sharing Agreement among Cendant Corporation, Realogy Corporation, Wyndham Worldwide Corporation and Travelport Inc., dated as of July 28, 2006

10.3	Form of Award Agreement — Restricted Stock Units

10.4	Form of Award Agreement — Stock Appreciation Rights